UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

PLUMAS BANCORP
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 Kietzke Lane, Suite 100 Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 786-0907
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLBC	NASDAQ Capital Market

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 1, 2022, the Salary Continuation Agreement of Mr. Andrew J. Ryback, President and Chief Executive Officer of the Registrant and Plumas Bank was amended to increase the maximum annual benefit from $125,000 to $140,000. On this same date the Salary Continuation Agreements of Mr. Richard Belstock, Executive Vice President and Chief Financial Officer of the Registrant and Plumas Bank, Ms. BJ North, Executive Vice President and Chief Banking Officer of Plumas Bank, Mr. Jeffery Moore, Executive Vice President and Chief Credit Officer of Plumas Bank and Mr. Aaron Boigon, Executive Vice President and Chief Information Officer of Plumas Bank were amended to increase their maximum annual benefit to $88,500, $82,500, $80,000 and $80,000, respectively

Item 9.01 Exhibits

Number	Description
10.1	Amendment to Salary Continuation Agreement of Andrew J. Ryback dated February 1, 2022
10.2	Amendment to Salary Continuation Agreement of Richard Belstock dated February 1, 2022
10.3	Amendment to Salary Continuation Agreement of BJ North dated February 1, 2022
10.4	Amendment to Salary Continuation Agreement of Jeffery Moore dated February 1, 2022
10.5	Amendment to Salary Continuation Agreement of Aaron Boigon dated February 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

Date: February 1, 2022	By:	/s/ Richard Belstock

Name: Richard. Belstock Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description
10.1	Amendment to Salary Continuation Agreement of Andrew J. Ryback dated February 1, 2022
10.2	Amendment to Salary Continuation Agreement of Richard Belstock dated February 1, 2022
10.3	Amendment to Salary Continuation Agreement of BJ North dated February 1, 2022
10.4	Amendment to Salary Continuation Agreement of Jeffery Moore dated February 1, 2022
10.5	Amendment to Salary Continuation Agreement of Aaron Boigon dated February 1, 2022
104	Cover Page Interactive Data File